UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Eagle Rock Ave

East Hanover, NJ 07936

(Address of Principal Executive Offices)

(973) 396-1720

Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SSNT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 13, 2023, SilverSun Technologies, Inc. (the “Company”) terminated the Agreement and Plan of Merger dated as of September 29, 2022 and amended on each of October 20, 2022; December 21,2022; March 13, 2023; April 28, 2023; July 11, 2023; and September 6, 2023, by and among the Company, Rhodium Enterprises Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of the Company, Rhodium Enterprises Acquisition LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, and Rhodium Enterprises, Inc., a Delaware corporation (“Rhodium”), (as amended, the “Merger Agreement”). The Merger Agreement was terminated by the Company pursuant to Section 7.02(a) of the Merger Agreement which provides that the Merger Agreement may be terminated, and the transactions contemplated thereby abandoned by either the Company or Rhodium at any time before the effective time of the first merger contemplated by the Merger Agreement, by written notice from the terminating party to the other party if the closing under the Merger Agreement has not occurred on or before September 30, 2023.The foregoing descriptions of the Merger Agreement and Amendments 1-6 thereto do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and Amendments 1-6 thereto, copies of which are filed as Exhibits 2.1; 2.2; 2.3; 2.4; 2.5; 2.6 and 2.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC, and Rhodium Enterprises, Inc., dated September 29, 2022 (Incorporated herein by reference to Exhibit 2.1 on Form 8-K filed with the SEC on October 3,2022)
2.2	Amendment to Agreement and Plan of Merger, by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc., dated as of October 20, 2022 (Incorporated herein by reference to Exhibit 2.2 on Form S-4/A filed with the SEC on January 9, 2023)
2.3	Second Amendment to Agreement and Plan of Merger, by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc., dated as of December 21, 2022.(Incorporated herein by reference to Exhibit 2.3 on Form S-4/A filed with the SEC on January 9, 2023)
2.4	Third Amendment to Agreement and Plan of Merger, by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc., dated as of March 13, 2023.(Incorporated herein by reference to Exhibit 2.4 on Form 8-K filed with the SEC on March 15, 2023)
2.5	Fourth Amendment to Agreement and Plan of Merger, by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc., dated as of April 28, 2023 (Incorporated herein by reference to Exhibit 2.5 on Form S-4/A filed with the SEC on April 28, 2023)
2.6	Fifth Amendment to Agreement and Plan of Merger by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc. dated as of July 11, 2023 (Incorporated herein by reference to Exhibit 2.6 on Form 8-K filed with the SEC on July 12 ,2023)
2.7.	Sixth Amendment to Agreement and Plan of Merger by and among SilverSun Technologies, Inc., Rhodium Enterprises Acquisition Corp., Rhodium Enterprises Acquisition LLC and Rhodium Enterprises, Inc. dated as of September 6, 2023 (Incorporated herein by reference to Exhibit 2.7 on Form 8-K filed with the SEC on September 8, 2023)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023

SILVERSUN TECHNOLOGIES, INC.

By:	/s/ Mark Meller
	Name:	Mark Meller
	Title:	Chief Executive officer

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